                                PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:


( ) Preliminary Proxy Statement
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
( ) Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-6(e)(2)

________________________________________________________________________________
                                ING EQUITY TRUST
                                ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                                ING MUTUAL FUNDS
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                          ING VARIABLE PRODUCTS TRUST
                         ING VP NATURAL RESOURCES TRUST
                              ING INVESTORS TRUST
                               USLICO SERIES FUND


________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)
   __________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

________________________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5)   Total fee paid:

________________________________________________________________________________
( )   Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

________________________________________________________________________________
(2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3)   Filing Party:

________________________________________________________________________________
(4)   Date Filed:

                                    ING FUNDS

        ING CONVERTIBLE FUND                    ING WORLDWIDE GROWTH FUND
        ING EQUITY AND BOND FUND                ING VP CONVERTIBLE PORTFOLIO
        ING FINANCIAL SERVICES FUND             ING VP GROWTH OPPORTUNITIES PORTFOLIO
        ING GNMA INCOME FUND                    ING VP HIGH YIELD BOND PORTFOLIO
        ING GROWTH OPPORTUNITIES FUND           ING VP INTERNATIONAL VALUE PORTFOLIO
        ING HIGH YIELD OPPORTUNITY FUND         ING VP LARGE COMPANY VALUE PORTFOLIO
        ING INTERNATIONAL FUND                  ING VP MAGNACAP PORTFOLIO
        ING LARGE COMPANY VALUE FUND            ING VP MIDCAP OPPORTUNITIES PORTFOLIO
        ING LEXINGTON MONEY MARKET TRUST        ING VP NATURAL RESOURCES TRUST
        ING MAGNACAP FUND                       ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
        ING MIDCAP OPPORTUNITIES FUND           ING VP WORLDWIDE GROWTH PORTFOLIO
        ING MONEY MARKET FUND                   ING INTERNATIONAL PORTFOLIO
        ING PRECIOUS METALS FUND                USLICO SERIES FUND:
        ING SENIOR INCOME FUND                  THE ASSET ALLOCATION PORTFOLIO
        ING SMALLCAP OPPORTUNITIES FUND         THE BOND PORTFOLIO
        ING STRATEGIC BOND FUND                 THE MONEY MARKET PORTFOLIO
        ING TAX EFFICIENT EQUITY FUND           THE STOCK PORTFOLIO

                        7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                 June 13, 2003

Dear Shareholder:

      On behalf of the Boards of Directors/Trustees (the "Board") of the ING Funds named above, I invite you to a Special Meeting of shareholders ("Special Meeting") to be held at 10:00 a.m., Local time, on July 22, 2003, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, shareholders of each Fund (except ING International Portfolio) will be asked to approve a Sub-Advisory Agreement between ING Investments, LLC, the adviser of each Fund, and Aeltus Investment Management, Inc. ("ING Aeltus"). Shareholders of ING International Portfolio will be asked to approve a Sub-Advisory Agreement between Directed Services, Inc., and ING Aeltus. The subadvisory arrangements with ING Aeltus will not result in any increase in fees to the Funds or their shareholders. If approved, ING Aeltus would serve as the sub-adviser to each Fund. The Sub-Advisory Agreements require shareholder approval.

      After careful consideration, your Board of Directors/Trustees unanimously approved the proposal which has been made for each Fund and recommends that shareholders vote "FOR" the proposals.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY 21, 2003.

      The Funds are using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        James M. Hennessy
                                        President and Chief Executive Officer

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                       OF

         ING RETAIL FUNDS                                  ING VP PORTFOLIOS
         ----------------                                  -----------------
         ING EQUITY TRUST                             ING VARIABLE INSURANCE TRUST
       ING Convertible Fund                        ING VP Worldwide Growth Portfolio
     ING Equity and Bond Fund
   ING Financial Services Fund                        ING VARIABLE PRODUCTS TRUST
  ING Growth Opportunities Fund                       ING VP Convertible Portfolio
   ING Large Company Value Fund                  ING VP Growth Opportunities Portfolio
  ING MidCap Opportunities Fund                     ING VP High Yield Bond Portfolio
 ING SmallCap Opportunities Fund                  ING VP International Value Portfolio
  ING Tax Efficient Equity Fund                   ING VP Large Company Value Portfolio
                                                       ING VP MagnaCap Portfolio
         ING FUNDS TRUST                         ING VP MidCap Opportunities Portfolio
       ING GNMA Income Fund                     ING VP SmallCap Opportunities Portfolio
 ING High Yield Opportunity Fund
 ING Lexington Money Market Trust                    ING VP NATURAL RESOURCES TRUST
      ING Money Market Fund                          ING VP Natural Resources Trust
     ING Strategic Bond Fund
                                                          ING INVESTORS TRUST
    ING INVESTMENT FUNDS, INC.                        ING International Portfolio
        ING MagnaCap Fund
                                                           USLICO SERIES FUND
         ING MUTUAL FUNDS                            The Asset Allocation Portfolio
      ING International Fund                               The Bond Portfolio
     ING Precious Metals Fund                          The Money Market Portfolio
    ING Worldwide Growth Fund                             The Stock Portfolio

      ING SENIOR INCOME FUND
      ING Senior Income Fund

                        7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                          TO BE HELD ON JULY 22, 2003

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of the ING Funds named above, is scheduled for July 22, 2003, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:

For Shareholders of all ING Funds except the ING International Portfolio:


            I. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.


For Shareholders of ING International Portfolio:


            II. To approve a Sub-Advisory Agreement between Directed Services, Inc. and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.


For All ING Funds:

            III. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

      Shareholders of record as of the close of business on April 24, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Fund or by voting in person at the Special Meeting.

                                   By Order of the Board of Directors,

                                   Kimberly A. Anderson,
                                   Vice President and Secretary

Dated: June 13, 2003

                                PROXY STATEMENT

                                  JUNE 13, 2003

                      ING RETAIL FUNDS                                                   ING VP PORTFOLIOS
                      ----------------                                                   -----------------
                      ING EQUITY TRUST                                             ING VARIABLE INSURANCE TRUST
                    ING Convertible Fund                                         ING VP Worldwide Growth Portfolio
                  ING Equity and Bond Fund
                ING Financial Services Fund                                         ING VARIABLE PRODUCTS TRUST
               ING Growth Opportunities Fund                                       ING VP Convertible Portfolio
                ING Large Company Value Fund                                   ING VP Growth Opportunities Portfolio
               ING MidCap Opportunities Fund                                     ING VP High Yield Bond Portfolio
              ING SmallCap Opportunities Fund                                  ING VP International Value Portfolio
               ING Tax Efficient Equity Fund                                   ING VP Large Company Value Portfolio
                                                                                     ING VP MagnaCap Portfolio
                      ING FUNDS TRUST                                          ING VP MidCap Opportunities Portfolio
                    ING GNMA Income Fund                                      ING VP SmallCap Opportunities Portfolio
              ING High Yield Opportunity Fund
              ING Lexington Money Market Trust                                    ING VP NATURAL RESOURCES TRUST
                   ING Money Market Fund                                          ING VP Natural Resources Trust
                  ING Strategic Bond Fund
                                                                                        ING INVESTORS TRUST
                 ING INVESTMENT FUNDS, INC.                                         ING International Portfolio
                     ING MagnaCap Fund
                                                                                        USLICO SERIES FUND
                      ING MUTUAL FUNDS                                            The Asset Allocation Portfolio
                   ING International Fund                                               The Bond Portfolio
                  ING Precious Metals Fund                                          The Money Market Portfolio
                 ING Worldwide Growth Fund                                              The Stock Portfolio

                   ING SENIOR INCOME FUND
                   ING Senior Income Fund

(each, a "Retail Fund" and collectively, the "Retail Funds")       (each a "VP Portfolio" and collectively, the "VP Portfolios")

(each a "Company" and collectively, the "Companies" and each Retail Fund and VP Portfolio of a Company listed above is referred to as a "Fund" or an "ING Fund"
                 and, collectively, the "Funds" or "ING Funds")

                           TOLL FREE: (800) 992-0180
                        7337 EAST DOUBLETREE RANCH ROAD
                           SCOTTSDALE, AZ 85258-2034

--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 22, 2003

--------------------------------------------------------------------------------


The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) on or about June 13, 2003 to all shareholders of record who are eligible to vote.

                                                                           DRAFT

WHO IS ASKING FOR MY VOTE?

      The Board of Directors or Trustees,(the "Board") of each Company is sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other shareholders. (For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.) The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of each Fund.

WHO IS ELIGIBLE TO VOTE?

      The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) on or about June 13, 2003 to all shareholders of record who are eligible to vote. Shareholders who owned shares in a Fund as of the close of business on April 24, 2003 ("Record Date") are eligible to vote. APPENDIX 1 sets forth the number of shares outstanding for each Fund as of the Record Date.

      As of May 15, 2003, no person owned beneficially more than 5% of any class of a Fund, except as set forth in APPENDIX 2. To the best of each Fund's knowledge, as of May 15, 2003, no Director owned beneficially more than 1% of any class of a Fund.

WHY IS THE SPECIAL MEETING BEING HELD?

      ING Investments, LLC ("ING Investments"), the investment adviser to each of the ING Funds (except the ING International Portfolio) and Directed Services, Inc. ("DSI"), the investment adviser to the ING International Portfolio (each an "Adviser" and, collectively, the "Advisers"), are both indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Group"). Headquartered in Amsterdam, ING Group is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to integrate the management and operations of various asset management groups of certain of its subsidiaries. As a result of this integration plan the operational and supervisory functions will be separated from the portfolio management functions related to the ING Funds, with the former continuing to be provided by ING Investments or DSI and the latter provided by Aeltus Investment Management, Inc. ("ING Aeltus" or "Proposed Sub-Adviser"). In this regard, on April 9, 2003, ING Investments and DSI proposed and the Board approved changes in the investment advisory arrangements for the ING Funds, which, if approved by shareholders, would result in ING Aeltus becoming the sub-adviser to the ING Funds. These new investment advisory arrangements are described more fully later in this Proxy Statement. Your Fund's current portfolio manager(s) will continue to manage your Fund utilizing the same investment philosophy, but will do so as an employee of ING Aeltus, not ING Investments. No changes to any of the ING Funds' portfolio management personnel responsible for managing particular ING Funds are being proposed as part of this proxy.

      The Special Meeting is being held for the following purposes:

For the Shareholders of the ING Funds except the ING International Portfolio

      I. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by each Fund.


For the Shareholders of the ING International Portfolio:


      II. To approve a Sub-Advisory Agreement , between Directed Services, Inc. and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.


For the Shareholders of All ING Funds:

      II. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

      For each Fund whose shareholders approve the Proposal, ING Aeltus will become the sub-adviser to the Funds under each Sub-Advisory Agreement.

      Please keep the following in mind when considering the changes:

      THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE. These proposals will generally not result in a change in the actual portfolio management personnel who manage your Fund. While ING Aeltus will become the sub-adviser to the Funds, ING Investments would be responsible for monitoring the investment program and performance of ING Aeltus.

      THE FUNDAMENTAL OBJECTIVES OF YOUR FUND WILL NOT CHANGE. While ING Aeltus will become the sub-adviser of your Fund, the fundamental investment objectives will remain the same.

      THE ADVISORY FEES PAID BY YOUR FUND WILL NOT INCREASE. The fees payable to ING Aeltus will be paid by the Adviser, and not by the Funds. The overall management fee of each Fund will not increase.

WHICH PROPOSALS APPLY TO MY FUND?

The following table identifies each proposal to be presented at the Special Meeting of shareholders (each a "Proposal") and the Funds whose shareholders the Board is soliciting with respect to that Proposal:


      PROPOSALS                                                         FUNDS VOTING
1.    To approve a Sub-Advisory Agreement between ING                   ING Convertible Fund
      Investments, LLC and ING Aeltus Investment Management, Inc.,      ING Equity and Bond Fund
      with no change in the Adviser, the portfolio manager(s)           ING Financial Services Fund
      or the overall management fee paid by the Fund.                   ING GNMA Income Fund
                                                                        ING Growth Opportunities Fund
                                                                        ING High Yield Opportunity Fund
                                                                        ING International Fund
                                                                        ING Large Company Value Fund
                                                                        ING Lexington Money Market Trust
                                                                        ING MagnaCap Fund
                                                                        ING MidCap Opportunities Fund
                                                                        ING Money Market Fund
                                                                        ING Precious Metals Fund

                                                                        ING Senior Income Fund
                                                                        ING SmallCap Opportunities Fund
                                                                        ING Strategic Bond Fund
                                                                        ING Tax Efficient Equity Fund
                                                                        ING Worldwide Growth Fund
                                                                        ING VP Convertible Portfolio
                                                                        ING VP Growth Opportunities Portfolio
                                                                        ING VP High Yield Bond Portfolio
                                                                        ING VP International Value Portfolio
                                                                        ING VP Large Company Value Portfolio
                                                                        ING VP MagnaCap Portfolio
                                                                        ING VP MidCap Opportunities Portfolio
                                                                        ING VP Natural Resources Trust
                                                                        ING VP SmallCap Opportunities Portfolio
                                                                        ING VP Worldwide Growth Portfolio
                                                                        USLICO Asset Allocation Portfolio
                                                                        USLICO Bond Portfolio
                                                                        USLICO Money Market Portfolio
                                                                        USLICO Stock Portfolio


2.    To approve a Sub-Advisory Agreement between Directed              ING International Portfolio
      Services, Inc. and ING Aeltus Investment Management, Inc.,
      with no change in the Adviser, the portfolio manager(s),
      or the overall management fee paid by each Fund.


3.    To transact such other business, not currently contemplated,      All Funds
      that may properly come before the Special Meeting or any
      adjournment(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own -- because you have the right to vote on this important Proposal concerning your Fund(s).

HOW DO I VOTE?

      Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot(s) promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot(s). In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Funds Services, LLC (the "Administrator") or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

      Georgeson Shareholder Communications, Inc. (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $100,000, which will be paid by ING Aeltus and not the Funds. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot(s), and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      RETAIL FUNDS:

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or require replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 1-866-821-1463.

      VP PORTFOLIOS:

      Shares of the VP Portfolios are sold to separate accounts of insurance companies ("Separate Accounts") and are used to fund variable annuity and/or variable life contracts ("Variable Contracts"). Variable contract owners or participants under group contracts ("Variable Contract Owners"), as applicable, who select the VP Portfolio for investment through a Variable Contract have a beneficial interest in the VP Portfolio, but do not invest directly in or hold shares of the VP Portfolio. The insurance company that uses the VP Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the VP Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract Owners. Therefore, an Insurance Company will request voting instructions from the Variable Contract Owner and will vote shares or other voting interests in the Separate Account, with respect to SEC-registered separate accounts, in proportion to voting instructions received. With respect to Fund shares held by unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions.

      Variable Contract Owners permitted to give instructions to the VP Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

      If a Variable Contract Owner wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the Variable Contract Owner may still submit the Proxy Ballot(s) originally sent with the

Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Owners or Insurance Companies, are described as voting for purposes of this Proxy Statement.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

      The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on July 22, 2003, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      Each Fund's Board, recommends that shareholders vote FOR the proposals. Each Fund's Board, including a majority of the Directors who are not "interested parties" to the proposed Sub-Advisory Agreements or interested persons of such parties (hereinafter, "Independent Directors"), voted to approve the proposed Sub-Advisory Agreements at a meeting held on April 9, 2003 (the "Meeting").


HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?



      Copies of each Fund's Annual and Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.

                                 PROPOSAL NO. 1
     FOR SHAREHOLDERS OF ING FUNDS (EXCEPT THE ING INTERNATIONAL PORTFOLIO)
                APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

      The Funds and ING Investments, Adviser to the ING Funds, wish to retain the services of ING Aeltus as a Sub-Adviser to the Funds. ING Aeltus would serve the Funds under the proposed Sub-Advisory Agreements between ING Investments and ING Aeltus, a copy of which is included as APPENDIX 3. The description of the proposed Sub-Advisory Agreements that follows is qualified in its entirety by reference to APPENDIX 3.

WHO IS THE ADVISER?


      ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the ING Funds (except the ING International Portfolio). See APPENDIX 4 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Group. ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of March 31, 2003, ING Investments managed over $32.4 billion in assets. The last date upon which shareholders approved each advisory agreement is set out in APPENDIX 5.
APPENDIX 5 also sets out the aggregate investment advisory fees paid by each Fund for its last fiscal year.


WHO IS THE PROPOSED SUB-ADVISER?

      ING has undertaken a reorganization plan that will, among other things, integrate its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to use the resources of several ING Group companies to promote consistently high levels of performance in terms of investment standards, research, policies and procedures and infrastructure support provided to the ING Funds. As a result of this integration plan the operational and supervisory functions will be separated from the portfolio management functions related to the ING Funds, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel currently employed by ING Investments will now become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. Your current portfolio manager(s) will continue to manage your Fund utilizing the same investment philosophy, but will do so as an employee of ING Aeltus, not ING Investments.


      ING Aeltus, whose principal office is located at 10 State House Square, Hartford, CT 06103, is an indirect, wholly-owned subsidiary of ING Group and an affiliate of ING Investments. ING Aeltus, a registered investment adviser, has been managing client assets for more than a quarter of a century. As of March 31, 2003, ING Aeltus managed over $38 billion in assets. See APPENDIX 4 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Aeltus. As of May 15, 2003, the only Director/Trustee or officer of the Funds who was an officer, director, employee, general partner or shareholder of ING Aeltus was Tom McInerney, who serves as President, Chief Executive Officer and Director.



      APPENDIX 6 sets forth the name of each other investment company, with investment objectives similar to the Funds, for which ING Aeltus acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2002.


HOW WILL THIS AFFECT THE MANAGEMENT OF THE FUNDS?

      Currently, the Funds are managed by ING Investments. If the proposed Sub-Advisory Agreements are approved, ING Aeltus would provide day-to-day management of each Fund's portfolio. ING Investments would be responsible for monitoring the investment program and performance of ING Aeltus.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

      Each Fund's current Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds. Each Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as Adviser, is required to oversee the investment management services of any sub-adviser.

      Each current Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. After the initial term, the current Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.


      The Investment Management Agreements provide that ING Investments is paid an advisory fee at a specified annual rate of the average daily net assets of the Funds (see APPENDIX 7). The Proposed Sub-Advisory Agreements will not result in a change in the overall management fee for each of the Funds. ING Investments, not the Funds, will bear the expense of the Proposed Sub-Adviser.


WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS?

      The Proposed Sub-Advisory Agreements require ING Aeltus to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for each Fund and to determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments for each Fund, in accordance with each Fund's investment objectives, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreements also require ING Aeltus to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.


      The fee payable to ING Aeltus, which will be paid by ING Investments and not by the Fund, will not increase the overall management fee of each Fund (see APPENDIX 7 FOR SPECIFIC FEE RATES). In each instance, the fee to be paid to ING Aeltus by the Adviser will equal 45% (gross) of the fee paid by the Fund to the Adviser.


      The proposed Sub-Advisory Agreements provide that ING Aeltus is not subject to liability for any damages, expenses, or losses to each Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

      The Proposed Sub-Advisory Agreements provide, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Proposed Sub-Adviser against any and all losses (including legal and other expenses), based on (1) the Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Fund, unless such statement was made in reliance upon information furnished to the Adviser or a Fund by ING Aeltus. The Proposed Sub-Advisory Agreements also provide, in part, that under certain circumstances, the Proposed Sub-Adviser will indemnify and hold harmless the Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Proposed Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Fund, such statement was made in reliance upon information furnished to the Adviser or a Fund by ING Aeltus.

      The Proposed Sub-Advisory Agreements may be terminated at any time by the Fund by a vote of the majority of the Board of Directors of each Fund or by a vote of a majority of the outstanding voting securities. The Proposed Sub-Advisory Agreements also may be terminated by: (i) the Adviser upon sixty
(60) days' written notice to the Fund and the Proposed Sub-Adviser; (ii) at any time, without payment of a penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Adviser and the Proposed Sub-Adviser; or (iii) by the Proposed Sub-Adviser upon three (3) months' written notice unless the Fund or the Adviser requests additional time to find a replacement for the Proposed Sub-Adviser, in which case, the Proposed Sub-Adviser shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that the Proposed Sub-Adviser can terminate the contract at any time, if the Proposed Sub-Adviser or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser. The Proposed Sub-Advisory Agreements will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

      The Proposed Sub-Advisory Agreements were approved by the Directors of the ING Funds, including a majority of the Directors who are not "interested persons" of the Adviser, the Proposed Sub-Adviser, or the Funds, on April 9, 2003.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUNDS?

      ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser and ING Aeltus, serves as the Administrator to the Funds. ING Funds Distributor, Inc. ("ING Funds Distributor"), also an affiliate of the Adviser and ING Aeltus, serves as Principal Underwriter to each Fund. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. See APPENDIX 4 for a listing of the names, addresses, and the principal occupations of their principal executive officers.

      The Funds did not pay any commissions to affiliated brokers during their most recently completed fiscal year ends and semi-annual periods.

WHAT IS THE REQUIRED VOTE?

      Shareholders of each Fund must separately approve the applicable Proposed Sub-Advisory Agreement with respect to that Fund. Approval of each Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?


      If shareholders of a Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Investment Management Agreement and the Board will determine what action, if any, should be taken. All shareholders of each Fund will vote separately on this proposal.


WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

      On August 20, 2002 and November 22, 2002, the Board and ING Investments held preliminary discussions regarding the possibility of a reorganization of certain of ING's U.S. based asset management groups. On February 25, the Board and ING Investments discussed, among other matters, the process for integrating these asset management groups and the benefits and challenges presented by this process.

      At a special meeting of the Board held on April 9, 2003 (the "Meeting"), the Proposed Sub-Advisory Agreement for each Fund, and ING Investments' recommendation to seek the necessary shareholder approvals were considered by the Board, including the Independent Directors. During the Meeting, the Independent Directors met in executive session with their independent counsel to discuss the legal standards applicable to the proposed transaction. They considered the advantages of a manager-of-managers format and the ongoing duty that ING Investments would have to monitor and oversee the Proposed Sub-Adviser.


      In determining whether or not it was appropriate to approve the proposed Sub-Advisory Agreements and to recommend approval to shareholders, the Board, including a majority of the Independent Directors, considered several factors. Foremost among them was the fact that the proposed new arrangement will not affect the fees charged to any Fund, nor the provision of portfolio management services to any Funds. In their approval of the proposed arrangements, the Board considered several factors including, but not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries, (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency, (3) the consolidation of portfolio management within one entity will permit certain future changes in portfolio management personnel without the potential expense of shareholder proxy solicitations, (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio managers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered: (1) the current portfolio managers will remain and continue to provide services under the direction of the Proposed Sub-Adviser; (2) the nature and quality of the services to be provided by the Proposed Sub-Adviser including the Proposed Sub-Adviser's extensive investment management experience and the quality of services provided to the other mutual funds advised by the Proposed Sub-Adviser; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services to be provided;
(4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable the Proposed Sub-Adviser to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of the Proposed Sub-Adviser will be paid by the Adviser and not directly by the Funds. The Boards also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the sub-advised Funds and the fee waiver arrangements, which will continue if the Proposals are approved. After considering ING Investments' recommendation and these other factors, the Boards concluded that engaging ING Aeltus as Sub-Adviser would be in the best interests of each Fund and its shareholders.


WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based upon its review, the Board has determined that facilitating the reorganization of the ING investment advisory functions by permitting ING Aeltus to become the sub-adviser to the ING Funds is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the meeting, unanimously approved the proposed Sub-Advisory Agreements and voted to recommend their approval.

                                 PROPOSAL NO. 2
                 FOR SHAREHOLDER OF ING INTERNATIONAL PORTFOLIO
                APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

      The ING International Portfolio and Directed Services, Inc., Adviser to the Fund, wish to retain the services of ING Aeltus as a Sub-Adviser to the Fund. ING Aeltus would serve the Fund under the proposed Sub-Advisory Agreement between DSI and ING Aeltus, a copy of which is included as APPENDIX 3. The description of the proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX 3.

WHO IS THE ADVISER?


      DSI, whose principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, is a New York Corporation, which serves as the investment adviser to the ING International Portfolio. See Appendix 4 for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSI. DSI is a wholly owned indirect subsidiary of ING Group. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance Company issues. As of March 31, 2003, DSI managed over $9.7 billion in assets. APPENDIX 5 sets out the last date upon which shareholders of the ING International Portfolio approved its advisory agreement with DSI. APPENDIX 5 also sets out the aggregate investment advisory fees paid by the Fund for its last fiscal year.


WHO IS THE CURRENT SUB-ADVISER?


      ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the sub-adviser to the ING International Portfolio. See APPENDIX 4 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Group. ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of March 31, 2003, ING Investments managed over $32.4 billion in assets. As part of the reorganization plan discussed below, the employees of ING Investments that manage the ING International Portfolio will become employees of ING Aeltus. Therefore, the Board of Trustees approved, subject to shareholder approval, the Sub-Advisory Agreement on behalf of ING International Portfolio, with ING Aeltus. If shareholders of the Fund approve the proposed sub-advisory arrangement, ING Aeltus will become the sub-adviser to the Fund and the sub-advisory agreement between DSI and ING Investments will terminate.


WHO IS THE PROPOSED SUB-ADVISER?

      ING has undertaken on a reorganization plan that will, among other things, integrate its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to use the resources of several ING Group companies to promote consistently high levels of performance in terms of investment standards, research, policies and procedures and infrastructure support provided to the ING Funds. As a result of this integration plan the operational and supervisory functions will be separated from the portfolio management functions related to the ING Funds, with the former continuing to be provided by DSI and the latter provided by ING Aeltus. The portfolio management personnel currently employed by ING Investments will now become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. Your current portfolio manager(s) will continue to manage your Fund utilizing the same investment philosophy, but will do so as an employee of ING Aeltus, not ING Investments.


      ING Aeltus, whose principal office is located at 10 State House Square, Hartford, CT 06103, is an indirect, wholly-owned subsidiary of ING Group and an affiliate of ING Investments. ING Aeltus, a registered investment adviser, has been managing client assets for more than a quarter of a century. As of March 31, 2003, ING Aeltus managed over $38 billion in assets. See APPENDIX 4 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Aeltus. As of May 15, 2003, the only Director/Trustee or officer of the Funds who was an officer, director, employee, general partner or shareholder of ING Aeltus was Tom McInerney, who serves as President, Chief Executive Officer and Director.


      APPENDIX 6 sets forth the name of each other investment company, with investment objectives similar to the Funds, for which ING Aeltus acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2002.


HOW WILL THIS AFFECT THE MANAGEMENT OF THE FUND?

      Currently, the Fund is managed by DSI and sub-advised by ING Investments. If the proposed Sub-Advisory Agreement is approved, ING Aeltus would provide day-to-day management of the Fund's portfolio. DSI would be responsible for monitoring the investment program and performance of ING Aeltus.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

      The Fund's current Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. DSI, as Adviser, is required to oversee the investment management services of any sub-adviser.

      The current Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. After the initial term, the current Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.


      The Investment Management Agreement provides that DSI is paid an advisory fee at a specified annual rate of the average daily net assets of the Fund (see APPENDIX 7). The Proposed Sub-Advisory Agreement will not result in a change in the overall management fee for the Fund. DSI, not the Fund, will bear the expense of the Proposed Sub-Adviser.


WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

      The Proposed Sub-Advisory Agreement requires ING Aeltus to provide, subject to the supervision of the Board and DSI, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreement also requires ING Aeltus to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

      The fee payable to ING Aeltus, which will be paid by DSI, not by the Fund, will not increase the overall management fee of the Fund (see APPENDIX 7).


      The proposed Sub-Advisory Agreement provides that ING Aeltus is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

      The Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Proposed Sub-Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Fund, unless such statement was made in reliance upon information furnished to the Adviser or a Fund by ING Aeltus. The Proposed Sub-Advisory Agreement also provides, in part, that under certain circumstances, the Proposed Sub-Adviser will indemnify and hold harmless the Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Proposed Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Fund, such statement was made in reliance upon information furnished to the Adviser or a Fund by ING Aeltus.

      The Proposed Sub-Advisory Agreement may be terminated at any time by the Fund by a vote of the majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities. The Proposed Sub-Advisory Agreement also may be terminated by: (i) the Adviser upon sixty (60) days' written notice to the Fund and the Proposed Sub-Adviser; (ii) at any time, without payment of a penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Adviser and the Proposed Sub-Adviser; or (iii) by the Proposed Sub-Adviser upon three (3) months' written notice unless the Fund or the Adviser requests additional time to find a replacement for the Proposed Sub-Adviser, in which case, the Proposed Sub-Adviser shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that the Proposed Sub-Adviser can terminate the contract at any time, if the Proposed Sub-Adviser or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment company. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      The Proposed Sub-Advisory Agreement was approved by the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Adviser, the Proposed Sub-Adviser or the Fund, on April 9, 2003.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

      ING Funds Services, an affiliate of the Adviser and ING Aeltus, serves as the Administrator to the Fund. DSI, serves as Principal Underwriter to the Fund. ING Funds Services' principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. DSI's principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. See APPENDIX 4 for a listing of the names, addresses, and the principal occupations of their principal executive officers.

WHAT IS THE REQUIRED VOTE?

      Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

      If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Sub-Advisory Agreement and the Board of Trustees will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

      On August 20, 2002 and November 22, 2002, the Board and ING Investments held preliminary discussions regarding the possibility of a reorganization of certain of ING Group's U.S. based asset management groups. On February 25, the Board and ING Investments discussed, among other matters, the process for integrating ING's asset management groups and the benefits and challenges presented by this process.

      At a special meeting of the Board held on April 9, 2003 (the "Meeting"), the Proposed Sub-Advisory Agreement for the Fund and ING Investments recommendation to seek the necessary shareholder approvals were considered by the Board, including the Independent Trustees. During the Meeting, the Independent Trustees met in executive session with their independent counsel to discuss the legal standards applicable to the proposed transaction. They considered the advantages of a manager-of-managers format and the ongoing duty that DSI would have to monitor and oversee the Proposed Sub-Adviser.


      In determining whether or not it was appropriate to approve the proposed Sub-Advisory Agreement and to recommend approval to shareholders, the Board of Trustees, including the Independent Trustees, considered several factors. Foremost among them was the fact that the proposed new arrangements will not affect the fees charged to the Fund, nor the provision of portfolio management services to the Fund. In their approval of the proposed arrangements, the Board considered several factors, including, but not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries, (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency, (3) the consolidation of portfolio management within one entity will permit certain future changes in portfolio management personnel without the potential expense of shareholder proxy solicitations, (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio managers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered: (1) the current portfolio managers will remain and continue to provide services under the direction of the Proposed Sub-Adviser; (2) the nature and quality of the services to be provided by the Proposed Sub-Adviser including the Proposed Sub-Adviser's extensive investment management experience and the quality of services provided to the other mutual funds advised by the Proposed Sub-Adviser; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable the Proposed Sub-Adviser to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of the Proposed Sub-Adviser will be paid by the Adviser and not directly by the Fund. The Board also considered the advisory fee to be retained by DSI for its oversight and monitoring services that will be provided to the sub-advised Fund and the fee waiver arrangements, which will continue if the Proposals are approved. After considering DSI's recommendation and these other factors, the Board concluded that engaging ING Aeltus as Sub-Adviser would be in the best interests of the Fund and its shareholders.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based upon its review, the Board has determined that facilitating the reorganization of the ING investment advisory functions by permitting ING Aeltus to become the sub-adviser to the Fund is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Meeting, unanimously approved the proposed Sub-Advisory Agreement and voted to recommend their approval.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

      The Board has named Kimberly A. Anderson and Michael J. Roland, or one or more substitutes designated by them, as proxies who are authorized to vote your shares as you direct when you complete your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

      If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      The table below sets forth the quorum requirements for the Funds.

                        COMPANY                                                        QUORUM REQUIREMENT
ING MUTUAL FUNDS,
ING FUNDS TRUST, AND ING VARIABLE INSURANCE TRUST                       1/3 of interests of the Trust present at meeting
(DELAWARE BUSINESS TRUSTS)

ING SENIOR INCOME FUND (DELAWARE BUSINESS TRUST)                        40% of shares outstanding present at meeting

ING EQUITY TRUST, ING VARIABLE PRODUCTS TRUST AND ING NATURAL
RESOURCES TRUST                                                         Majority of outstanding shares present at meeting
(MASSACHUSETTS BUSINESS TRUSTS)

USLICO SERIES FUND (MASSACHUSETTS BUSINESS TRUST)                       30% of outstanding shares present at meeting

ING INVESTMENT FUNDS, INC. (MARYLAND CORPORATION)                       Majority of outstanding shares present at meeting

ING INVESTORS TRUST (MASSACHUSETTS BUSINESS TRUST)                      30% of outstanding shares present at meeting

      April 24, 2003 has been chosen as the Record Date. Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.

      Shares of the Retail Funds may be held by affiliates of ING Investments in various capacities and will be voted in the following manner: shares of a Fund owned beneficially by ING Investments or an affiliate as an initial capital investment in a Fund or other direct investment of the ING affiliate will be voted in favor of the Proposal. Shares of a Fund held of record by an ING affiliate as trustee or custodian in connection with an employee benefit plan will only be voted in accordance with actual instructions received from such employee benefit plan or, under some plans, the plan participants. With respect to shares of a Fund held by an affiliated insurance company in connection with the insurance company's variable contracts, this Proxy Statement is used to solicit instruction for voting shares of each Fund relating to such contract holders' interests in each Fund. The insurance company affiliates will generally only vote shares of each Fund held through its separate accounts in accordance with actual instructions from such contract holders and will not vote shares for which no instructions are received.

      An Insurance Company will vote shares of the VP Portfolios held by its Separate Accounts in accordance with instructions received from the Variable Contract Owners. If a Variable Contract Owner executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company will also vote shares of the VP Portfolios held in SEC-registered Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Fund shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts in the aggregate.

      If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

      It is expected that, before the Special Meeting, broker-dealer firms holding shares of the Retail Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Retail Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in Person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

      ING Aeltus will pay 100% of the expenses in connection with this Notice and Proxy Statement and Special Meeting, including the printing, mailing, solicitation, vote tabulation expenses, legal fees, and out-of-pocket expenses.




CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

      The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

                                   APPENDIX 1

       NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, APRIL 24, 2003

FUND                                          SHARE CLASS           SHARES OUTSTANDING
----                                          -----------           ------------------
ING Convertible Fund                          Class A                  3,024,336.2490
ING Convertible Fund                          Class B                  4,108,418.0700
ING Convertible Fund                          Class C                  4,034,504.2780
ING Convertible Fund                          Class Q                    263,802.3580
ING Equity and Bond Fund                      Class A                  4,182,593.2380
ING Equity and Bond Fund                      Class B                  1,784,949.0290
ING Equity and Bond Fund                      Class C                  1,281,782.2730
ING Equity and Bond Fund                      Class Q                     18,946.5330
ING Equity and Bond Fund                      Class T                    271,280.0900
ING Financial Services Fund                   Class A                  9,579,995.0140
ING Financial Services Fund                   Class B                  6,729,782.1910
ING GNMA Income Fund                          Class A                 73,567,721.1250
ING GNMA Income Fund                          Class B                 17,001,157.0580
ING GNMA Income Fund                          Class C                  9,453,259.6120
ING GNMA Income Fund                          Class I                    794,079.7620
ING GNMA Income Fund                          Class M                    123,593.3440
ING GNMA Income Fund                          Class Q                     20,403.0370
ING GNMA Income Fund                          Class T                  1,053,834.7310
ING Growth Opportunities Fund                 Class A                  5,281,155.7600
ING Growth Opportunities Fund                 Class B                  4,979,889.5120
ING Growth Opportunities Fund                 Class C                  2,395,148.1040
ING Growth Opportunities Fund                 Class I                  3,874,590.4460
ING Growth Opportunities Fund                 Class Q                        240.1080
ING Growth Opportunities Fund                 Class T                    731,282.6580
ING High Yield Opportunity Fund               Class A                 17,691,452.3220
ING High Yield Opportunity Fund               Class B                 28,735,111.6710
ING High Yield Opportunity Fund               Class C                  4,193,645.8890
ING High Yield Opportunity Fund               Class M                    503,626.7820
ING High Yield Opportunity Fund               Class Q                    155,345.7670
ING High Yield Opportunity Fund               Class T                    719,376.8880
ING International Fund                        Class A                  5,057,509.4800
ING International Fund                        Class B                  1,499,987.3270
ING International Fund                        Class C                  1,802,563.1540
ING International Fund                        Class I                  1,297,031.1120
ING International Fund                        Class Q                  1,200,587.7160
ING Large Company Value Fund                  Class A                  6,962,526.0270
ING Large Company Value Fund                  Class B                    300,110.2010
ING Large Company Value Fund                  Class C                     92,522.8540
ING Large Company Value Fund                  Class I                          1.3190
ING Large Company Value Fund                  Class Q                      1,153.4000
ING Lexington Money Market Trust              N/A                     49,226,301.2280
ING MagnaCap Fund                             Class A                 18,325,481.8060
ING MagnaCap Fund                             Class B                  6,086,439.6690
ING MagnaCap Fund                             Class C                    972,220.3660
ING MagnaCap Fund                             Class I                         69.3120

FUND                                          SHARE CLASS           SHARES OUTSTANDING
----                                          -----------           ------------------
ING MagnaCap Fund                             Class M                    873,832.0510
ING MagnaCap Fund                             Class Q                    842,391.9920
ING MidCap Opportunities Fund                 Class A                  4,325,337.6400
ING MidCap Opportunities Fund                 Class B                  4,569,929.8250
ING MidCap Opportunities Fund                 Class C                  7,088,245.6650
ING MidCap Opportunities Fund                 Class I                  1,109,575.6820
ING MidCap Opportunities Fund                 Class Q                    442,289.8980
ING Money Market Fund                         Class A                 18,063,084.2320
ING Money Market Fund                         Class B                 32,922,750.3770
ING Money Market Fund                         Class C                 10,223,082.4190
ING Precious Metals Fund                      Class A                 15,393,705.5700
ING Senior Income Fund                        Class A                  1,082,828.1790
ING Senior Income Fund                        Class B                  1,289,678.8080
ING Senior Income Fund                        Class C                  2,690,718.3600
ING Senior Income Fund                        Class Q                 14,586,700.8920
ING SmallCap Opportunities Fund               Class A                  6,612,144.4340
ING SmallCap Opportunities Fund               Class B                  5,174,424.8620
ING SmallCap Opportunities Fund               Class C                  3,854,685.6080
ING SmallCap Opportunities Fund               Class I                    491,336.0030
ING SmallCap Opportunities Fund               Class Q                     56,088.1910
ING SmallCap Opportunities Fund               Class T                    110,948.9840
ING Strategic Bond Fund                       Class A                  2,666,590.0910
ING Strategic Bond Fund                       Class B                  1,242,007.3300
ING Strategic Bond Fund                       Class C                    352,697.5400
ING Strategic Bond Fund                       Class Q                      8,787.4070
ING Tax Efficient Equity Fund                 Class A                  3,067,495.6370
ING Tax Efficient Equity Fund                 Class B                    640,824.7680
ING Tax Efficient Equity Fund                 Class C                    110,204.0710
ING Worldwide Growth Fund                     Class A                  5,275,044.4940
ING Worldwide Growth Fund                     Class B                  2,485,799.6830
ING Worldwide Growth Fund                     Class C                  3,592,426.1060
ING Worldwide Growth Fund                     Class Q                    733,390.7280
ING International Portfolio                   Class A                    164,459.3280
ING International Portfolio                   Class S                 21,544,000.4640
ING VP Convertible Portfolio                  Class S                    194,462.8070
ING VP Growth Opportunities Portfolio         Class R                  1,357,197.9450
ING VP Growth Opportunities Portfolio         Class S                  3,017,310.1630
ING VP High Yield Bond Portfolio              Class R                  8,615,530.9870
ING VP International Value Portfolio          Class R                  9,951,814.9110
ING VP International Value Portfolio          Class S                     11,929.7760
ING VP Large Company Value Portfolio          Class S                    190,919.8880
ING VP MagnaCap Portfolio                     Class R                    803,481.6500
ING VP MagnaCap Portfolio                     Class S                  2,138,804.9860
ING VP MidCap Opportunities Portfolio         Class R                  1,393,166.8530
ING VP MidCap Opportunities Portfolio         Class S                    621,635.7870
ING VP Natural Resources Trust                N/A                      1,696,460.1540
ING VP SmallCap Opportunities Portfolio       Class R                  5,839,652.8050
ING VP SmallCap Opportunities Portfolio       Class S                  3,571,914.5820
ING VP Worldwide Growth Portfolio             N/A                      5,619,599.1430

FUND                                          SHARE CLASS           SHARES OUTSTANDING
----                                          -----------           ------------------
USLICO Asset Allocation Portfolio             N/A                        102,906.0800
USLICO Bond Portfolio                         N/A                         95,474.0000
USLICO Money Market Portfolio                 N/A                         55,324.6500
USLICO Stock Portfolio                        N/A                          8,691.0900

                                   APPENDIX 2

                BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF A FUND
                               AS OF MAY 15, 2003

                                                                                     PERCENT OF CLASS OF SHARES
                                                                                             AND TYPE OF
FUND NAME AND CLASS                          NAME AND ADDRESS OF SHAREHOLDER                 OWNERSHIP*            PERCENT OF FUND
-------------------                          -------------------------------                 ----------            ---------------
ING Convertible Fund                         MLPF & S For the Sole Benefit                     19.12%,                   5.20%
Class A                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Convertible Fund                         MLPF & S For the Sole Benefit                     21.40%,                   7.62%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Convertible Fund                         MLPF & S For the Sole Benefit                     47.37%,                  16.53%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Convertible Fund                         Trust Company of America                          12.19%,                   0.28%
Class Q                                      FBO TCA                                         Beneficial
                                             7103 S Revere Pkwy
                                             Englewood CO80112-3936

ING Convertible Fund                         Charles Schwab & Co Inc                           41.93%,                   0.97%
Class Q                                      101 Montgomery Street                           Beneficial
                                             11th Floor
                                             San Francisco CA 94104-4122

ING Equity and Bond Fund                     MLPF & S For the Sole Benefit                     5.05%,                    4.18%
Class A                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Equity and Bond Fund                     MLPF & S For the Sole Benefit                     27.00%,                  14.44%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Equity and Bond Fund                     MLPF & S For the Sole Benefit                     33.92%,                  12.91%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Equity and Bond Fund                     Equitable Life for Separate                       9.32%,                    0.05%
Class Q                                      Account 65 On Behalf of                         Beneficial
                                             Various Expediter 401k Plans
                                             200 Plaza Dr HM-Z
                                             Attn: Ken Butka
                                             Secaucus NJ 07094-3607

ING Equity and Bond Fund                     Charles Schwab & Co Inc                           90.67%,                   0.52%
Class Q                                      101 Montgomery Street                           Beneficial
                                             11th Floor
                                             San Francisco CA 94104-4122

ING Financial Services Fund                  MLPF & S For the Sole Benefit                     11.42%,                   6.71%
Class A                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Financial Services Fund                  MLPF & S For the Sole Benefit                     19.30%,                   7.95%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING GNMA Income Fund                         ING Life Insurance and Annuity Co                 5.10%,                    3.65%
Class A                                      Attn Valuation Unit-TN41                        Beneficial
                                             151 Farmington Ave
                                             Hartford Ct 06156-0001

ING GNMA Income Fund                         Charles Schwab & Co Inc                           26.44%,                  18.94%
Class A                                      Reinvest Account                                Beneficial
                                             Att Mutual Fund Dept
                                             101 Montgomery Street
                                             11th Floor
                                             San Francisco CA 94104-4122

ING GNMA Income Fund                         MLPF & S For the Sole Benefit                     14.72%,                   2.48%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING GNMA Income Fund                         MLPF & S For the Sole Benefit                     22.17%,                   2.13%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING GNMA Income Fund                         ING National Trust                                96.43%,                   0.75%
Class I                                      151 Farmington Ave. #41                         Beneficial
                                             Hartford CT 06156-0001

ING GNMA Income Fund                         Wexford Clearing Services                         5.14%,                    0.01%
Class M                                      Corp FBO Advest Inc                             Shareholder
                                             Cust FBO Iris L. Aster IRA R/O
                                             16242 12th Rd
                                             Whitestone NY 11357-2804

ING GNMA Income Fund                         Wexford Clearing Services                         5.20%,                    0.01%
Class M                                      Corp FBO Advest Inc                             Shareholder
                                             Cust FBO Theodore Aster
                                             IRA R/O
                                             16242 12th Rd
                                             Whitestone NY 11357-2804

ING GNMA Income Fund                         Wexford Clearing Services                         5.26%,                    0.01%
Class M                                      Corp FBO Advest Inc                             Shareholder
                                             Cust FBO Donald Stubbings
                                             IRA R/O
                                             7 Washington Ave
                                             Hicksville NY 11801-2107

ING GNMA Income Fund                         First Clearing Corp                               21.72%,                   0.03%
Class M                                      A/C 7025-3432                                   Shareholder
                                             Gerard C Reidy IRA
                                             6 Carol Rd
                                             Westfield NJ 07090-1816

ING GNMA Income Fund                         LPL Financial Services                            6.09%,                    0.00%
Class Q                                      A/C 1993-5971                                   Beneficial
                                             9785 Towne Centre Dr
                                             San Diego CA 92121-1968

ING GNMA Income Fund                         LPL Financial Services                            6.37%,                    0.00%
Class Q                                      A/C 7229-2054                                   Beneficial
                                             9785 Towne Centre Dr
                                             San Diego CA 92121-1968

ING GNMA Income Fund                         LPL Financial Services                            9.97%,                    0.00%
Class Q                                      A/C 1162-2605                                   Beneficial
                                             9785 Towne Centre Dr
                                             San Diego CA 92121-1968

ING GNMA Income Fund                         LPL Financial Services                            16.03%,                   0.00%
Class Q                                      A/C 5892-6058                                   Beneficial
                                             9785 Towne Centre Dr
                                             San Diego CA 92121-1968

ING GNMA Income Fund                         Wedbush Morgan Securities                         16.32%,                   0.00%
Class Q                                      A/C 7907-9961                                   Beneficial
                                             1000 Wilshire Blvd
                                             Los Angeles CA 90017-2457

ING GNMA Income Fund                         Pershing LLC                                      30.31%,                   0.00%
Class Q                                      PO Box 2052                                     Beneficial
                                             Jersey City NJ 07303-2052

ING Growth Opportunities Fund                MLPF & S For the Sole Benefit                     9.26%,                    2.61%
Class A                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING Growth Opportunities Fund                State Street Bank & Trust Co Cust                 19.82%,                   5.59%
Class A                                      Reliastar Life Insurance Co                     Beneficial
                                             Retirement Division
                                             Attn Jill Barth Conveyor TN41
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING Growth Opportunities Fund                MLPF & S For the Sole Benefit                     23.93%,                   7.13%
Class B                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING Growth Opportunities Fund                MLPF & S For the Sole Benefit                     29.50%,                   4.17%
Class C                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING Growth Opportunities Fund                Norwest Bank Minnesota N A                        12.45%,                   2.92%
Class I                                      FBO Reliastar Pension Plan                      Shareholder
                                             Ron Butler
                                             5780 Powers Ferry Rd NW
                                             Atlanta GA 30327-4347

ING Growth Opportunities Fund                Norwest Bank MN TR                                87.53%,                  20.54%
Class I                                      FBO Reliastar Pension Plan & Trust              Beneficial
                                             A/C # 13132700
                                             PO Box 1533
                                             Minneapolis MN 55480-1533

ING Growth Opportunities Fund                LPL Financial Services                            99.64%,                   0.00%
Class Q                                      A/C 3402-0716                                   Beneficial
                                             9785 Towne Centre Dr
                                             San Diego CA 92121-1968

ING High Yield Opportunity Fund              Merrill Lynch Pierce Fenner                       7.19%,                    2.46%
Class A                                      & Smith                                         Beneficial
                                             Mutual Fund Operations
                                             Attn Bank Reconciliations
                                             4800 Deer Lake Dr. East
                                             Jacksonville FL 32246-6486

ING High Yield Opportunity Fund              Merrill Lynch Pierce Fenner                       23.17%,                  12.81%
Class B                                      & Smith                                         Beneficial
                                             Mutual Fund Operations
                                             Attn Bank Reconciliations
                                             4800 Deer Lake Dr. East
                                             Jacksonville FL 32246-6486

ING High Yield Opportunity Fund              Merrill Lynch Pierce Fenner                       22.11%,                   1.74%
Class C                                      & Smith                                         Beneficial
                                             Mutual Fund Operations
                                             Attn Bank Reconciliations
                                             4800 Deer Lake Dr. East
                                             Jacksonville FL 32246-6486

ING High Yield Opportunity Fund              MLPF & S for the Sole Benefit                     6.59%,                    0.06%
Class M                                      Of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING High Yield Opportunity Fund              Charles Schwab & Co Inc                           98.53%,                   0.30%
Class Q                                      101 Montgomery Street                           Beneficial
                                             11th Floor
                                             San Francisco CA 94104-4122

ING International Fund                       MLPF & S For the Sole Benefit                     5.92%,                    2.75%
Class A                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING International Fund                       ING Life Insurance and Annuity Co                 27.41%,                  12.76%
Class A                                      151 Farmington Ave                              Beneficial
                                             Hartford Ct 06156-0001

ING International Fund                       MLPF & S For the Sole Benefit of Its              18.11%,                   2.43%
Class B                                      Customers A/C 72885A40                          Beneficial
                                             Attn: Fund Administration
                                             4800 Deer Lake Drive East 2nd Fl
                                             Jacksonville FL 32246-6484

ING International Fund                       MLPF & S For the Sole Benefit                     43.59%,                   7.03%
Class C                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING International Fund                       ING National Trust                                99.97%,                  11.94%
Class I                                      151 Farmington Ave. #41                         Beneficial
                                             Hartford CT 06156-0001

ING International Fund                       ING National Trust                                12.43%,                   1.49%
Class Q                                      151 Farmington Ave #41                          Beneficial
                                             Hartford CT 06156-0001

ING International Fund                       Charles Schwab & Co Inc                           85.15%,                  10.20%
Class Q                                      Att Mutual Fund Dept                            Beneficial
                                             101 Montgomery Street
                                             11th Floor
                                             San Francisco CA 94104-4122

ING Large Company Value Fund                 ING National Trust                                6.55%,                    6.20%
Class A                                      151 Farmington Ave #41                          Beneficial
                                             Hartford CT 06156-0001

ING Large Company Value Fund                 MLPF & S For the Sole Benefit                     13.64%,                   0.55%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Large Company Value Fund                 MLPF & S For the Sole Benefit                     15.75%,                   0.20%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Large Company Value Fund                 Output Audit Cash Account                         49.81%,                   0.00%
Class I                                      DST Systems Inc                                 Beneficial
                                             330 W 9th St. Fl 2
                                             Kansas City MO 64105-1514

ING Large Company Value Fund                 ING Investments LLC                               50.19%,                   0.00%
Class I                                      Attn Lydia Homer                                Beneficial
                                             7337 E. Doubletree Ranch Rd
                                             Scottsdale AZ 85258

ING Large Company Value Fund                 Pershing LLC                                       100%,                    0.02%
Class Q                                      PO Box 2052                                     Beneficial
                                             Jersey City NJ 07303-2052

ING MagnaCap Fund                            MLPF & S For the Sole Benefit                     8.34%,                    5.64%
Class A                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING MagnaCap Fund                            MLPF & S For the Sole Benefit                     17.56%,                   3.93%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING MagnaCap Fund                            Pershing LLC                                      6.17%,                    0.22%
Class C                                      PO Box 2052                                     Beneficial
                                             Jersey City NJ 07303-2052

ING MagnaCap Fund                            MLPF & S For the Sole Benefit                     17.71%,                   0.64%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING MagnaCap Fund                            State Street Bk & Tr Co Cust                      91.08%,                   0.00%
Class I                                      Marjie A Hauser IRA Rollover                    Beneficial
                                             8 Downing Dr
                                             Trafalgar IN 46181-9301

ING MagnaCap Fund                            Norman F. Sather &                                6.47%,                    0.21%
Class M                                      Eric M Lind Tr                                  Beneficial
                                             U/A 01/01/1992
                                             Pettit Oil Co 401(k) 10 PSP
                                             820 Myrtle St.
                                             Hoquiam WA 98550-4236

ING MagnaCap Fund                            Norwest Bank MN Tr                                99.99%,                   3.14%
Class Q                                      FBO Reliastar Pension Plan & Trust              Beneficial
                                             A/C # 13132700
                                             PO Box 1533
                                             Minneapolis MN 55480-1533

ING MidCap Opportunities Fund                MLPF & S For the Sole Benefit                     34.96%,                  10.81%
Class A                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING MidCap Opportunities Fund                MLPF & S For the Sole Benefit                     25.47%,                  31.56%
Class B                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING MidCap Opportunities Fund                MLPF & S For the Sole Benefit                     63.44%,                  31.54%
Class C                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING MidCap Opportunities Fund                Securities Trust Company Cust FBO                 17.95%,                   1.42%
Class I                                      ING Americas Deferred Comp Plan                 Beneficial
                                             2390 E. Camelback Rd Ste 240
                                             Phoenix AZ 85016-3434

ING MidCap Opportunities Fund                Reliastar Pension Account                         81.92%,                   6.46%
Class I                                      Ron Butler                                      Beneficial
                                             5780 Powers Ferry Rd. NW
                                             Atlanta GA 30327-4347

ING MidCap Opportunities Fund                Charles Schwab & Co Inc                           11.95%,                   0.41%
Class Q                                      Att Mutual Fund Dept                            Beneficial
                                             101 Montgomery Street
                                             11th Floor
                                             San Francisco CA 94104-4122

ING MidCap Opportunities Fund                Donald A Pels                                     54.19%,                   1.86%
Class Q                                      375 Park Ave Ste 3305                           Shareholder
                                             New York NY 10152-3303

ING Precious Metals Fund                     Charles Schwab & Co Inc                           21.09%,                  21.09%
Class A                                      Reinvest Account                                Beneficial
                                             Att Mutual Fund Dept
                                             101 Montgomery Street
                                             11th Floor
                                             San Francisco CA 94104-4122

ING Senior Income Fund                       NFSC FEBO # 251-044369                            8.61%,                    0.58%
Class A                                      Dennis M. Hanson                                Shareholder
                                             Dennis M. Hanson Tr
                                             U/A 01/01/1989
                                             800 South St Ste 305
                                             Waltham MA 02453-1439

ING Senior Income Fund                       ING Life Insurance & Annuity Co                   40.00%,                  28.48%
Class Q                                      151 Farmington Ave                              Beneficial
                                             Hartford CT 06156-0001

ING Senior Income Fund                       Equitable Life Insurance Company of Iowa          56.79%,                  40.43%
Class Q                                      Attn David Pendergrass                          Beneficial
                                             5780 Powers Ferry Rd NW
                                             Atlanta GA 30327-4347

ING SmallCap Opportunities Fund              ING National Trust                                6.59%,                    2.69%
Class A                                      151 Farmington Ave #41                          Beneficial
                                             Hartford CT 06156-0001

ING SmallCap Opportunities Fund              State Street Bank & Trust Co Cust                 12.12%,                   4.94%
Class A                                      Reliastar Life Insurance Co                     Beneficial
                                             Retirement Division
                                             Attn Jill Barth Conveyor TN41
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING SmallCap Opportunities Fund              MLPF & S For the Sole Benefit                     24.49%,                   9.99%
Class A                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING SmallCap Opportunities Fund              MLPF & S For the Sole Benefit                     26.20%,                   8.29%
Class B                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING SmallCap Opportunities Fund              MLPF & S For the Sole Benefit                     51.93%,                  12.23%
Class C                                      of Its Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 2nd Flr
                                             Jacksonville FL 32246-6484

ING SmallCap Opportunities Fund              Securities Trust Company Cust FBO                 16.38%,                   0.50%
Class I                                      ING Americas Deferred Comp Plan                 Beneficial
                                             2390 E. Camelback Rd Ste 240
                                             Phoenix AZ 85016-3434

ING SmallCap Opportunities Fund              ING National Trust                                83.62%,                   2.54%
Class I                                      151 Farmington Ave #41                          Beneficial
                                             Hartford CT 06156-0001

ING SmallCap Opportunities Fund              Charles Schwab & Co Inc                           66.41%,                   0.21%
Class Q                                      Att Mutual Fund Dept                            Beneficial
                                             101 Montgomery Street
                                             11th Floor
                                             San Francisco CA 94104-4122

ING Strategic Bond Fund                      ING Life Insurance & Annuity Co                   57.08%,                  35.70%
Class A                                      151 Farmington Ave                              Beneficial
                                             Hartford CT 06156-0001

ING Strategic Bond Fund                      MLPF & S For the Sole Benefit                     37.00%,                  10.83%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Strategic Bond Fund                      MLPF & S For the Sole Benefit                     41.62%,                   3.32%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Strategic Bond Fund                      Charles Schwab & Co Inc                           10.76%,                   0.02%
Class Q                                      101 Montgomery Street                           Beneficial
                                             11th Floor
                                             San Francisco CA 94104-4122

ING Strategic Bond Fund                      Securities Trust Company Cust FBO                 85.99%,                   0.18%
Class Q                                      ING Americas Deferred Comp Plan                 Beneficial
                                             2390 E. Camelback Rd Ste 240
                                             Phoenix AZ 85016-3434

ING Tax Efficient Equity Fund                ING Life Insurance & Annuity Co                   73.82%,                  59.48%
Class A                                      151 Farmington Ave                              Beneficial
                                             Hartford CT 06156-0001

ING Tax Efficient Equity Fund                Irvin Harold Altman &                             8.53%,                    0.24%
Class C                                      Estelle Altman Tr                               Beneficial
                                             U/A 05/05/1977
                                             Altman Family Trust
                                             21276 Cancun
                                             Mission Viejo CA 92692-4961

ING Worldwide Growth Fund                    Prudential Securities Inc                         9.20%,                    2.80%
Class A                                      Special Custody Acct For the                    Beneficial
                                             Exclusive Benefit of Customers - PC
                                             Attn Mutual Funds
                                             1 New York Plaza
                                             New York, NY 10004-1901

ING Worldwide Growth Fund                    MLPF & S For the Sole Benefit                     35.11%,                  10.67%
Class A                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Worldwide Growth Fund                    MLPF & S For the Sole Benefit                     25.68%,                   3.63%
Class B                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Worldwide Growth Fund                    MLPF & S For the Sole Benefit                     55.57%,                  11.38%
Class C                                      of the Customers                                Beneficial
                                             Attn Fund Administration
                                             4800 Deer Lake Dr. E. 3rd Flr
                                             Jacksonville FL 32246-6484

ING Worldwide Growth Fund                    National Investor Services FBO                    7.67%,                    0.35%
Class Q                                      508-24749-24                                    Shareholder
                                             55 Water Street, 32nd Floor
                                             New York NY 10041-0028

ING Worldwide Growth Fund                    National Investor Services FBO                    7.98%,                    0.37%
Class Q                                      508-20123-28                                    Shareholder
                                             55 Water Street, 32nd Floor
                                             New York NY 10041-0028

ING Worldwide Growth Fund                    National Investor Services FBO                    8.07%,                    0.37%
Class Q                                      508-20105-20                                    Shareholder
                                             55 Water Street, 32nd Floor
                                             New York NY 10041-0028

ING Worldwide Growth Fund                    National Investor Services FBO                    8.18%,                    0.38%
Class Q                                      508-20124-27                                    Shareholder
                                             55 Water Street, 32nd Floor
                                             New York NY 10041-0028

ING Worldwide Growth Fund                    Charles Schwab & Co Inc                           30.17%,                   1.39%
Class Q                                      101 Montgomery Street                           Beneficial
                                             11th Floor
                                             San Francisco CA 94104-4122

ING VP Convertible Portfolio                 ING Life Insurance & Annuity Co                   25.86%,                  25.86%
Class S                                      151 Farmington Ave                              Beneficial
                                             Hartford CT 06156-0001

ING VP Convertible Portfolio                 Golden American Life Insurance Co                 74.14%,                  74.14%
Class S                                      1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

ING VP Growth Opportunities Portfolio        ING Life Insurance & Annuity Co                   11.53%,                   3.11%
Class R                                      Aces Separate Acct B                            Beneficial
                                             Valuations Processing Dept
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING VP Growth Opportunities Portfolio        Reliastar Life Insurance Co                       83.68%,                  22.59%
Class R                                      FBO Select III Non Qualified                    Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP Growth Opportunities Portfolio        Golden American Life Insurance Co                 97.79%,                  71.39%
Class S                                      1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

ING VP High Yield Bond Portfolio             Reliastar Life Insurance Co                       95.93%,                  95.93%
Class R                                      FBO Select Life 1                               Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP International Value Portfolio         Reliastar Life Insurance Co                       44.10%,                  44.04%
Class R                                      FBO Select Life 1                               Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP International Value Portfolio         ING Life Insurance & Annuity Co                   55.44%,                  55.37%
Class R                                      Aces Separate Acct B                            Beneficial
                                             Valuations Processing Dept
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING VP International Value Portfolio         Golden American Life Insurance Co                 99.98%,                   0.13%
Class S                                      1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

ING VP Large Company Value Portfolio         ING Life Insurance & Annuity Co                   26.79%,                  26.79%
Class S                                      151 Farmington Ave                              Beneficial
                                             Hartford CT 06156-0001

ING VP Large Company Value Portfolio         Golden American Life Insurance Co                 73.21%,                  73.21%
Class S                                      1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

ING VP MagnaCap Portfolio                    Security Life Insurance of Denver                 5.40%,                    1.35%
Class R                                      C/O ING America Equities Inc                    Beneficial
                                             1290 Broadway
                                             Denver CO 80203-2122

ING VP MagnaCap Portfolio                    Security Life Insurance of Denver                 16.46%,                   4.12%
Class R                                      A Vul                                           Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP MagnaCap Portfolio                    ING Life Insurance & Annuity Co                   21.14%,                   5.30%
Class R                                      Aces Separate Acct B                            Beneficial
                                             Valuations Processing Dept
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING VP MagnaCap Portfolio                    Reliastar Life Insurance Co                       55.10%,                  13.80%
Class R                                      FBO Select III Non Qualified                    Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP MagnaCap Portfolio                    Golden American Life Insurance Co                 96.68%,                  72.46%
Class S                                      1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

ING VP MidCap Opportunities Portfolio        Security Life Insurance of Denver                 5.37%,                    3.93%
Class R                                      A Vul                                           Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP MidCap Opportunities Portfolio        Security Life Insurance of Denver                 8.27%,                    6.05%
Class R                                      C/O ING America Equities Inc                    Beneficial
                                             1290 Broadway
                                             Denver CO 80203-2122

ING VP MidCap Opportunities Portfolio        Reliastar Life Insurance Co                       39.89%,                  29.18%
Class R                                      FBO Select III Non Qualified                    Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP MidCap Opportunities Portfolio        ING Life Insurance & Annuity Co                   45.58%,                  33.35%
Class R                                      Aces Separate Acct B                            Beneficial
                                             Valuations Processing Dept
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING VP MidCap Opportunities Portfolio        ING Life Insurance & Annuity Co                   99.04%,                  26.58%
Class S                                      Aces Separate Acct B                            Beneficial
                                             Valuations Processing Dept
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING VP Natural Resources Trust               Safeco Life Insurance Company                     11.12%,                  11.12%
Class N/A                                    Retirement Services                             Beneficial
                                             PO Box 34690
                                             Seattle WA 98124-1690

ING VP Natural Resources Trust               Kemper Investors Life Insurance Co                13.93%,                  13.93%
Class N/A                                    Variable Annuity Separate Account               Beneficial
                                             Attn: Karen Porten
                                             1 Kemper Drive T-1
                                             Long Grove IL 60049-0001

ING VP Natural Resources Trust               ING Life Insurance And Annuity Co                 71.37%,                  71.37%
Class N/A                                    Aces Separate Acct B                            Beneficial
                                             Valuations Processing Department
                                             151 Farmington Ave - RSMA
                                             Hartford CT 06156-0001

ING VP SmallCap Opportunities Portfolio      ING Life Insurance & Annuity Co                   19.90%,                  12.00%
Class R                                      Aces Separate Acct B                            Beneficial
                                             Valuations Processing Dept
                                             151 Farmington Ave
                                             Hartford CT 06156-0001

ING VP SmallCap Opportunities Portfolio      Reliastar Life Insurance Co                       75.07%,                  45.28%
Class R                                      FBO Select Life 1                               Beneficial
                                             Rte 5106 PO Box 20
                                             Minneapolis MN 55440-0020

ING VP SmallCap Opportunities Portfolio      Golden American Life Insurance Co                 95.39%,                  37.86%
Class S                                      1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

ING VP Worldwide Growth Portfolio            Golden American Life Insurance Co                 98.73%,                  98.73%
Class N/A                                    1475 Dunwoody Dr                                Beneficial
                                             West Chester PA 19380-1478

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX 3

                         FORM OF SUB-ADVISORY AGREEMENT

                         FORM OF SUB-ADVISORY AGREEMENT

                            [INSERT FUND REGISTRANT]

            AGREEMENT made this ____ day of ________, 2003 between [Insert Manager], a [Insert Manager's State] [Limited Liability Company/Corporation] (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser").

            WHEREAS, the [Insert Fund Registrant] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an [open-end/closed-end], management investment company; and

            WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

            WHEREAS, the Fund may offer shares of additional series in the future; and

            WHEREAS, pursuant to an Investment Management Agreement, dated __________, 2003 (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

            WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

            NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

            1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

            2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of [Directors/Trustees] and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

            (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of [Directors/Trustees] of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

            (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

            (ii) The Sub-Adviser will assist in voting all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines approved by the Board of [Directors/Trustees], and the Manager or the Sub-Adviser. If requested, the Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

            (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

            (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of [Directors/Trustees], the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

            (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior semi-annual period, if different, and the fiscal year to date.

            (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

            (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end:

            (i) A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

            (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

            (iii) Confirmation of the Fund's current investment objective and Sub-Adviser's projected plan to realize the Fund's investment objectives.

            (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Fund's style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

            (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

            (e) The Sub-Adviser will provide reports to the Fund's Board of [Directors/Trustees] for consideration at meetings of the Board of [Directors/Trustees] on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of [Directors/Trustees] with respect to each Series such periodic and special reports as the [Directors/Trustees] and the Manager may reasonably request.

            3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of [Directors/Trustees] or Manager may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of [Directors/Trustees] indicating the broker-dealers to which such allocations have been made and the basis therefore.

            4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

            5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

            6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

            7.    Marketing Materials.

            (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

            (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

            8.    Compliance.

            (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of [Directors/Trustees] may adopt, including any written compliance procedures.

            (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

            (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

            9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

            10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

            11. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

            12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

            13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

            14.   Indemnification.

            (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

            (b) Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

            (c)   The Manager shall not be liable under Paragraph (a) of this
Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

            (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub- Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-

Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

            15.   Duration and Termination.

            (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of [Directors/Trustees], including a majority of those [Directors/Trustees] who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of [Directors/Trustees] of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those [Directors/Trustees] who are not parties to this Agreement or interested persons (as such term is defined in the 1940
Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940
Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of [Directors/Trustees] or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

            In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13, 14 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

            (b) Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

            If to the Fund:

                  [Insert Manager Address]

            If to the Sub-Adviser:

                  Aeltus Investment Management, Inc.
                  10 State House Square
                  Hartford, CT  06103-3602
                  Attention:  Michael Gioffre

            16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

            17.   Miscellaneous.

            (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

            (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

            (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned, as defined in the Investment Company Act of 1940, by any party with the prior written consent of the other parties.

            (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

            (g)   This agreement may be executed in counterparts.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                        [Insert MANAGER]

                        By: __________________________
                            __________________________
                            Title


                        AELTUS INVESTMENT MANAGEMENT, INC.

                        By: __________________________
                            __________________________
                            Title

                                   SCHEDULE A

                              WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                    BETWEEN

                                [INSERT MANAGER]

                                      AND

                     ING AELTUS INVESTMENT MANAGEMENT, INC.

                     ANNUAL SUB-ADVISER FEE           LAST CONTINUED/
                (AS A PERCENTAGE OF AVERAGE DAILY       APPROVED BY
SERIES                     NET ASSETS)                      BOARD            REAPPROVAL DATE
[Insert Fund]             [Insert Fee]                  [Insert Date]         [Insert Date]

                                   SCHEDULE B

                                     TO THE

                             SUB-ADVISORY AGREEMENT

                                 BY AND BETWEEN

                                [INSERT MANAGER]
                                      AND
                     ING AELTUS INVESTMENT MANAGEMENT, INC.

                            EFFECTIVE [INSERT DATE]



The Reapproval date of this Agreement with respect to the Fund is as follows:

NAME OF FUND                                                     REAPPROVAL DATE
[INSERT SERIES]                                                  [INSERT DATE]

                                   APPENDIX 4

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE
                     James M. Hennessy - President and CEO
  Stanley D. Vyner - Executive VP & Chief Investment Risk and Strategy Officer
               Michael J. Roland - Executive VP, CFO & Treasurer
                    Lydia L. Homer - Senior VP & Controller
                Robert S. Naka - Senior VP & Assistant Secretary
                 William H. Rivoir, III - Senior VP & Secretary

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     ING AELTUS INVESTMENT MANAGEMENT, INC.
                             10 STATE HOUSE SQUARE
                               HARTFORD, CT 06103

                                 NAME AND TITLE
                         Thomas J. McInerney, Director
                          Robert J. Crispin, Director
          J.Scott Fox, Director, Chief Executive Officer and President
                     Neil Kochen, Executive Vice President
      Jeffrey T. Becker, Senior Vice President and Chief Financial Officer
         Michael Gioffre, Senior Vice President, Counsel and Secretary

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                            DIRECTED SERVICES, INC.
                              1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                                 NAME AND TITLE
                    James R. McInnis, Director and President
                            Alan G. Hoden, Director
                          Stephen J. Preston, Director
               David S. Pendergrass, Vice President and Treasurer
                    David L. Jacobson, Senior Vice President
                          Kimberly J. Smith, Secretary


            PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                     James M. Hennessy - President and CEO
               Michael J. Roland - Executive VP, CFO & Treasurer
                    Lydia L. Homer - Senior VP & Controller

                 William H. Rivoir III - Senior VP & Secretary
                Robert S. Naka - Senior VP & Assistant Secretary


           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      Robert J. Boulware - President & CEO
       James M. Hennessy - Senior Executive VP & Chief Operating Officer
               Michael J. Roland - Executive VP, CFO & Treasurer
                    Lydia L. Homer - Senior VP & Controller
                Lauren Bensinger - VP & Chief Compliance Officer

                                   APPENDIX 5

                                                                                                         MANAGEMENT
                                                                              AGGREGATE                AGREEMENT LAST
                                                 FISCAL YEAR                ADVISORY FEES                APPROVED BY
NAME OF REGISTRANT AND FUND                          END                         PAID                   SHAREHOLDERS
---------------------------                      -----------                -------------              --------------
ING EQUITY TRUST
ING Convertible Fund                               05/31/02                   $2,156,604                   8/18/00
ING Equity and Bond Fund                           05/31/02                   $  892,830                   8/18/00
ING Financial Services Fund                        05/31/02                   $3,017,738                   8/18/00
ING Growth Opportunities Fund                      05/31/02                   $3,583,090                   8/25/00
ING Large Company Value Fund                       05/31/02                   $1,273,036                   7/21/00
ING MidCap Opportunities Fund                      05/31/02                   $1,036,003                   8/18/00
ING SmallCap Opportunities Fund                    05/31/02                   $3,747,533                   8/25/00
ING Tax Efficient Equity Fund                      05/31/02                   $  391,876                     N/A*
ING FUNDS TRUST
ING GNMA Income Fund                               03/31/03                   $3,944,780                   7/21/00
ING High Yield Opportunity Fund                    03/31/03                   $1,880,158                   8/18/00
ING Lexington Money Market Trust                   03/31/03                   $  261,796                   7/21/00
ING Money Market Fund                              03/31/03                   $  245,287                   8/18/00
ING Strategic Bond Fund                            03/31/03                   $  222,903                   8/18/00
ING INVESTMENTS FUND, INC.
ING MagnaCap Fund                                  05/31/02                   $2,642,299                   8/18/00
ING MUTUAL FUNDS
ING International Fund                             10/31/02                   $  583,867                   7/21/00
ING Precious Metals Fund                           10/31/02                   $  692,736                   7/21/00
ING Worldwide Growth Fund                          10/31/02                   $2,596,016                   8/18/00
ING SENIOR INCOME FUND
ING Senior Income Fund                             02/28/03                   $2,275,682                     N/A*
ING VARIABLE INSURANCE TRUST
ING VP Worldwide Growth Portfolio                  12/31/02                   $  286,125                     N/A*

                                                                                                         MANAGEMENT
                                                                              AGGREGATE                AGREEMENT LAST
                                                 FISCAL YEAR                ADVISORY FEES                APPROVED BY
NAME OF REGISTRANT AND FUND                          END                         PAID                   SHAREHOLDERS
---------------------------                      -----------                -------------              --------------
ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                       12/31/02                   $    9,209                     N/A*
ING VP Growth Opportunities Portfolio              12/31/02                   $  104,703                   8/18/00
ING VP High Yield Bond Portfolio                   12/31/02                   $   75,915                   8/18/00
ING VP International Value Portfolio               12/31/02                   $  499,493                   8/18/00
ING VP Large Company Value Portfolio               12/31/02                   $    8,906                     N/A*
ING VP MagnaCap Portfolio                          12/31/02                   $  102,228                   8/18/00
ING VP MidCap Opportunities Portfolio              12/31/02                   $   44,465                   8/18/00
ING VP SmallCap Opportunities Portfolio            12/31/02                   $  807,368                   8/18/00
ING VP NATURAL RESOURCES TRUST
ING VP Natural Resources Trust                     12/31/02                   $  231,067                   7/21/00
ING INVESTORS TRUST
ING International Portfolio                        12/31/02                   $1,863,379                   7/10/02
USLICO SERIES FUND
The Asset Allocation Portfolio                     12/31/02                   $   60,240                   8/18/00
The Bond Portfolio                                 12/31/02                   $   14,746                   8/18/00
The Money Market Portfolio                         12/31/02                   $   32,124                   8/18/00
The Stock Portfolio                                12/31/02                   $   61,078                   8/18/00

*Approved by sole-shareholder consent prior to Fund Inception

                                   APPENDIX 6


                          ADVISORY FEE RATES FOR FUNDS
           WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED
                     BY AELTUS INVESTMENT MANAGEMENT, INC.

The following table sets forth the name of each other Investment Company, with investment objectives similar to the Funds, for which Aeltus Investment Management, Inc. acts as a sub-adviser, the annual rate of compensation and the net assets of the Investment Company as of December 31, 2002.

                                       SUBADVISORY
FUND NAME                                  FEE                   ASSETS
---------                              -----------        ---------------------
ING Growth Fund...................        0.315%          On first $250 million
                                          0.293%          On next $250 million
                                          0.281%          On next $250 million
                                          0.270%          On next $1.25 million
                                          0.248%          Over $2 billion

ING International Growth Fund.....        0.383%          On first $250 million
                                          0.360%          On next $250 million
                                          0.349%          On next $250 million
                                          0.338%          On next $1.25 million
                                          0.315%          Over $2 billion

ING Small Company.................        0.383%          On first $250 million
                                          0.360%          On next $250 million
                                          0.349%          On next $250 million
                                          0.338%          On next $1.25 million
                                          0.326%          Over $2 billion

ING Aeltus Money Market Fund......        0.108%          On first $500 million
                                          0.158%          On next $500 million
                                          0.153%          On next $1 billion
                                          0.149%          On next $1 billion
                                          0.135%          Over $3 billion

                                   APPENDIX 7


                 CURRENT ADVISER AND PROPOSED SUB-ADVISER FEES

                        COMPARISON OF FUND ADVISER FEES

Fund                                  Adviser Fee (paid by the Fund)                Proposed Sub-Adviser Fee
                                                                                    (to be paid by the Adviser)
U.S. Equity

Convertible Fund                      0.75% of the first $500 million of assets     0.3375% of the first $500 million of assets
                                      0.675% of the next $500 million of assets     0.3038% of the next $500 million of assets
                                      0.65% of the assets in excess of $1 billion   0.2925% of the assets in excess of $1 billion
Equity and Bond Fund                  0.75% of the first $500 million of assets     0.3375% of the first $500 million of assets
                                      0.675% of the next $500 million of assets     0.3038% of the next $500 million of assets
                                      0.65% of the assets in excess of $1 billion   0.2925% of the assets in excess of $1 billion
Financial Services Fund               1.00% of the first $30 million of assets      0.4500% of the first $30 million of assets
                                      0.75% of the next $95 million of assets       0.3375% of the next $95 million of assets
                                      0.70% of assets in excess of $125 million     0.3150% of assets in excess of $125 million
Growth Opportunities Fund             0.95%                                         0.4275%
Large Company Value                   0.75% of the first $100 million of assets     0.3375% of the first $100 million of assets
                                      0.60% of assets in excess of $100 million     0.2700% of assets in excess of $100 million
                                      0.50% of assets in excess of $150 million     0.2250% of assets in excess of $150 million
                                      up to $250 million                            up to $250 million
                                      0.40% of assets in excess of $250 million     0.1800% of assets in excess of $250 million
MagnaCap Fund                         1.00% of the first $30 million of assets      0.4500% of the first $30 million of assets
                                      0.75% of $30 million to $250 million          0.3375% of $30 million to $250 million
                                      0.625% of $250 million to $500 million        0.2813% of $250 million to $500 million
                                      0.50% of assets in excess of $500 million     0.2250% of assets in excess of $500 million
MidCap Opportunities Fund             1.00%                                         0.4500%
SmallCap Opportunities Fund           1.00%                                         0.4500%
Tax Efficient Equity Fund             0.80%                                         0.3600%
VP Convertible Portfolio              0.75%                                         0.3375%
VP Growth Opportunities Portfolio     0.75%                                         0.3375%
VP Large Company Value Portfolio      0.75%                                         0.3375%
VP MagnaCap Portfolio                 0.75%                                         0.3375%
VP SmallCap Opportunities Portfolio   0.75% of the first $250 million of assets     0.3375% of the first $250 million of assets
                                      0.70% of the next $250 million of assets      0.3150% of the next $250 million of assets
                                      0.65% of the next $250 million of assets      0.2925% of the next $250 million of assets
                                      0.60% of the next $250 million of assets      0.2700% of the next $250 million of assets
                                      0.55% of the assets in excess of $1 billion   0.2475% of the assets in excess of $1 billion

Global/International Equity

International Fund                    1.00%                                         0.4500%
Precious Metals Fund                  1.00% of assets up to $50 million             0.4500% of assets up to $50 million
                                      0.75% of assets in excess of $50 million      0.3375% of assets in excess of $50 million
Worldwide Growth Fund                 1.00% of the first $500 million of assets     0.4500% of the first $500 million of assets
                                      0.90% of the next $500 million of assets      0.4050% of the next $500 million of assets
                                      0.85% of assets in excess of $1 billion       0.3825% of assets in excess of $1 billion
International Portfolio               1.25% of the first $500 million of assets     0.5625% of the first $500 million of assets
                                      1.05% of the assets in excess of $500 million 0.4725% of the assets in excess of $500 million
VP International Value Portfolio      1.00%                                         0.4500%
VP Natural Resources Trust            1.00%                                         0.4500%
VP Worldwide Growth Portfolio         1.00%                                         0.4500%

Fixed Income

GNMA Income Fund                      0.60% of the first $150 million of assets     0.2700% of the first $150 million of assets
                                      0.50% of assets in excess of $150 million     0.2250% of assets in excess of $150 million
                                      up to $400 million                            up to $400 million
                                      0.45% of assets in excess of $400 million     0.2025% of assets in excess of $400 million
                                      up to $800 million                            up to $800 million
                                      0.40% of assets in excess of $800 million     0.1800% of assets in excess of $800 million
High Yield Opportunity Fund           0.60%                                         0.2700%

Lexington Money Market Trust          0.50% of assets up to $500 million            0.2250% of assets up to $500 million
                                      0.45% of assets in excess of $500 million     0.2025% of assets in excess of $500 million
Money Market Fund                     0.35%                                         0.1575%

Strategic Bond Fund                   0.45% of first $500 million of assets         0.2025% of first $500 million of assets
                                      0.40% of next $250 million of assets          0.1800% of next $250 million of assets
                                      0.35% of assets in excess of $750 million     0.1575% of assets in excess of $750 million
VP High Yield Bond Fund               0.75% of the first $250 million of assets     0.3375% of the first $250 million of assets
                                      0.70% of the next $250 million of assets      0.3150% of the next $250 million of assets
                                      0.65% of the next $250 million of assets      0.2925% of the next $250 million of assets
                                      0.60% of the next $250 million of assets      0.2700% of the next $250 million of assets
                                      0.55% of the assets in excess of $1 billion   0.2475% of the assets in excess of $1 billion

Loan Participation Fund

Senior Income Fund                    0.80%                                         0.3600%

USLICO Series Fund

The Asset Allocation Portfolio        0.50% of the first $100 million of assets     0.2250% of the first $100 million of assets
                                      0.45% of assets in excess of $100 million     0.2025% of assets in excess of $100 million
The Bond Portfolio                    0.50% of the first $100 million of assets     0.2250% of the first $100 million of assets
                                      0.45% of assets in excess of $100 million     0.2025% of assets in excess of $100 million
The Money Market Portfolio            0.50% of the first $100 million of assets     0.2250% of the first $100 million of assets
                                      0.45% of assets in excess of $100 million     0.2025% of assets in excess of $100 million
The Stock Portfolio                   0.50% of the first $100 million of assets     0.2250% of the first $100 million of assets
                                      0.45% of assets in excess of $100 million     0.2025% of assets in excess of $100 million

                             [ING __________ FUND]

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 22, 2003
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                              [DIRECTORS/TRUSTEES]

The undersigned hereby instructs Kimberly A. Anderson or Michael J. Roland or one or more substitutes designated by them, (Proxies) to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of the ING [________________] Fund (the "Fund") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on July 22, 2003, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

      FOR SHAREHOLDERS OF ALL FUNDS EXCEPT                      FOR     AGAINST   ABSTAIN
      ING INTERNATIONAL PORTFOLIO
1.    To approve a Sub-Advisory Agreement between ING
      Investments, LLC and ING Aeltus Investment
      Management, Inc. with no change in the Adviser,
      the portfolio manager(s), or the overall
      management fee paid by the Fund.                          [ ]       [ ]       [ ]

      FOR SHAREHOLDERS OF ING
      INTERNATIONAL PORTFOLIO ONLY

2.    To approve a Sub-Advisory Agreement for ING
      International Portfolio between Directed Services,
      Inc. and ING Aeltus Investment Management, Inc.
      with no change in the Adviser, the portfolio
      manager(s), or the overall management fee paid by
      the Fund.                                                 [ ]       [ ]       [ ]

      FOR SHAREHOLDERS OF ALL ING FUNDS

3.    To transact such other business, not currently
      contemplated, that may properly come before the
      Special Meeting or any adjournment(s) thereof in
      the discretion of the proxies or their
      substitutes.                                              [ ]       [ ]       [ ]


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.


__________________________________                            __________________
Signature                                                     Date


__________________________________                            __________________
Signature (if held jointly)                                   Date